U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 1, 2017

CARDINAL ENERGY GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53923	26-0703223
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Chestnut Street, Suite 1615 Abilene, TX	79602
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (325)-762-2112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)        Resignation of RBSM, LLP, Certified Public Accountants

On May 1, 2017, RBSM, LLP (“RBSM”) resigned as independent auditors of Cardinal Energy Group, Inc. (“CEGX”). The resignation of RBSM was accepted by the Board of Directors of CEGX on May 2, 2017.

During CEGX’s fiscal years ended December 31, 2016 and 2015 and through May 1, 2017, (i) there have been no disagreements with RBSM on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to such matter in connection with its reports, and (ii) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

RBSM did not issue a report on CEGX’s financial statements for the year ended December 31, 2016. RBSM’s reports on the financial statements for the years ended December 31, 2015 and 2014 contained no adverse opinions or disclaimer of opinions and were not qualified or modified as to uncertainty, audit scope or accounting principles.

CEGX has furnished RBSM with a copy of the foregoing disclosures and requested RBSM to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter of RBSM to the Securities and Exchange Commission will be attached as Exhibit 16.1 to an amendment to this current report on Form 8-K once CEGX receives it from RBSM.

(b)        Engagement of Pinaki & Associates, LLC, Certified Public Accountants

On May 2, 2017, the Board of Directors of CEGX approved the engagement of Pinaki & Associates, LLC (“Pinaki”) as CEGX’s independent public accountants for its fiscal year ended December 31, 2016 and the fiscal year ending December 31, 2017, effective May 4, 2017. During the fiscal years ended December 31, 2016 and 2015 and through the date CEGX engaged Pinaki, neither CEGX, nor anyone acting on its behalf, consulted with CEGX regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CEGX’s financial statements, and no written report or oral advice was provided to CEGX that Pinaki concluded was an important factor considered by CEGX in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARDINAL ENERGY GROUP, INC.

Dated: May 5, 2017	By:	/s/ Timothy W. Crawford
Timothy W. Crawford, Chief Executive Officer